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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 19, 1997
                                                 (November 18, 1997)
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                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)


         --------------------------------------------------------------
                                    New York
                 (State or other jurisdiction of incorporation)


             0-10592                                      14-1630287
      Commission File Number)              (IRS Employer Identification No.)

         -------------------------------------------------------------
                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (518) 377-3311




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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on November 18, 1997, declaring a quarterly cash dividend of $0.275 per share, payable January 2, 1998. Attached is the press release labeled as exhibit 99(a).



Item 7.           Exhibits


                  Reg S-K Exhibit No.    Description
                  99(a)                  Press release dated November 18, 1997,
                                         declaring a quarterly cash dividend of
                                         $0.275 per share, payable January 2,
                                         1998.











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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 19, 1997

                                       TrustCo Bank Corp NY
                                       (Registrant)


                                       By: /s/Robert T. Cushing
                                           --------------------
                                           Robert T. Cushing
                                           Vice President and
                                           Chief Financial Officer

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                                                        Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.       Description                                     Page
------------------        -----------------------------                 ------
         99(a)            Press release dated November 18, 1997,           5
                          declaring quarterly cash dividend of $0.275 per share, payable January 2, 1998.




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                                                     Exhibit 99(a)
TRUSTCO
Bank Corp NY                                         News Release
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192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank                          NASDAQ -- TRST
                    William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611


FOR IMMEDIATE RELEASE:


                         TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - November 18, 1997


On November 18, 1997 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable January 2, 1998, to the shareholders of record at the close of business on December 5, 1997.

TrustCo is a $2.3 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 51 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.06 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.




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